Fees Summary	Sep. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,750,000.00
Previously Paid Amount	794.10
Total Fee Amount	794.10
Total Offset Amount	0.00
Net Fee	$ 0.00